                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ Lee P. Munder
                                        -------------------------
                                        Lee P. Munder




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, Charles W. Elliot, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the"Company "), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ Charles W. Elliott
                                        -------------------------
                                        Charles W. Elliott




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ Joseph E. Champagne
                                        -------------------------
                                        Joseph E. Champagne




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ Thomas B. Bender
                                        -------------------------
                                        Thomas B. Bender




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ Thomas D. Eckert
                                        -------------------------
                                        Thomas D. Eckert




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ John Rakolta, Jr.
                                        -------------------------
                                        John Rakolta, Jr.




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. ( the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ David J. Brophy
                                        -------------------------
                                        David J. Brophy




Dated:    February 24, 1998

                               THE MUNDER FUNDS, INC.

                                 POWER OF ATTORNEY

     The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Cynthia Surprise and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                        /s/ Terry H. Gardner
                                        -------------------------
                                        Terry H. Gardner




Dated:    February 24, 1998